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                                                                    Exhibit 23.1





       CONSENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-111728 and No. 333-111729) of Levitt Corporation of our report dated March 29, 2004 relating to the financial statements, which appears in this Form 10-K/A, Amendment No. 1.

/s/ PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
July 13, 2004